                                                                   EXHIBIT 10.25


                            SECOND AMENDMENT TO FIRST
                      AMENDED AND RESTATED CREDIT AGREEMENT


        THIS SECOND AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment"), dated as of December 20, 2000, is entered into among CLUBCORP, INC., a Delaware corporation (the "Borrower"), the lenders listed on the signature pages hereof (the "Lenders"), and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (the "Administrative Agent").

                                   BACKGROUND


        A. The Borrower, the Lenders, certain co-agents, certain managing agents and the Administrative Agent are parties to that certain First Amended and Restated Credit Agreement, dated as of September 24, 1999, as amended by that certain First Amendment to First Amended and Restated Credit Agreement, dated as of November 5, 1999 (said Credit Agreement, as amended, the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

        B. The Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement.

        NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

        1.   AMENDMENTS TO CREDIT AGREEMENT.

        (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

             "AV" means Aliso Viejo Golf Club Joint Venture, a California joint venture and indirect subsidiary of the Borrower.

             "AV Non-Recourse Debt" means Indebtedness (i) as to which neither the Borrower nor any of its Subsidiaries (other than AV) (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), or (b) is directly or indirectly liable (as a guarantor or otherwise); and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against AV) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Borrower or any of its Subsidiaries (other than AV) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and (iii) as to which the lenders with respect to such Indebtedness will not have any recourse to the stock or assets of the Borrower or any of its Subsidiaries (other than AV).

             "FCC Premium" means a per annum percentage rate equal to 0.250.

             "FCC Premium Period" means any period of time commencing on and including the first day of the Fiscal Quarter period for which a Compliance Certificate (for the third Fiscal Quarter of Fiscal Year 2001 and for each Fiscal Quarter thereafter through and including for the third Fiscal Quarter of Fiscal Year 2002) is received by the Administrative Agent reporting that the Fixed Charge Coverage Ratio for such Fiscal Quarter period is less than 1.25 to 1 through and including the date of receipt by the Administrative Agent of a Compliance Certificate reporting that the Fixed Charge Coverage Ratio for the Fiscal Quarter period covered by such Compliance Certificate is 1.25 to 1 or higher; provided, however, notwithstanding the above, for any FCC Premium applicable with respect to the third Fiscal Quarter of Fiscal Year 2001, the FCC Premium Period shall commence on and include the date immediately following the date of receipt by the Administrative Agent of the Compliance Certificate for the second Fiscal Quarter of Fiscal Year 2001.

             "Leverage Premium" means a per annum percentage equal to 0.250.

             "Leverage Premium Period" means the period of time commencing on and including December 20, 2000 through and including the date of receipt by the Administrative Agent of the Compliance Certificate for the second Fiscal Quarter of Fiscal Year 2001.

        (b)  The definition of "Applicable Base Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof.

             Notwithstanding anything above to the contrary, during (a) the Leverage Premium Period, the Applicable Base Rate Margin shall be increased by an amount equal to the Leverage Premium and (b) any FCC Premium Period, the Applicable Base Rate Margin shall be increased by an amount equal to the FCC Premium.

        (c)  The definition of "Applicable LIBOR Rate Margin" set forth in
Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

             Notwithstanding anything above to the contrary, during (a) the Leverage Premium Period, the Applicable LIBOR Rate Margin shall be increased by an amount equal to the Leverage Premium and (b) any FCC Premium Period, the Applicable LIBOR Rate Margin shall be increased by amount equal to the FCC Premium.

        (d) The definition of "Leverage Ratio" set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

             Notwithstanding anything above to the contrary, for purposes of calculation of the Leverage Ratio only for the fourth Fiscal Quarter of Fiscal Year 2000 and the first two Fiscal Quarters of Fiscal Year 2001, there shall be excluded from the calculation of

        (a) Total Debt the amount of the AV Non-Recourse Debt and (b) EBITDA the amount of EBITDA attributable to AV.

        (e) Section 2.3(c)(i) of the Credit Agreement is hereby amended by deleting "." at the end thereof and inserting the following in lieu thereof:

        ; provided, further, however, notwithstanding anything above to the contrary, with respect to any Swing line Advance outstanding at the commencement of (A) the Leverage Premium Period, the rate applicable to such Swing Line Advance shall be increased by an amount equal to the Leverage Premium and (B) any FCC Premium Period, the rate applicable to such Swing Line Advance shall be increased by an amount equal to the FCC Premium.

        (f) Section 7.12 of the Credit Agreement is hereby amended to read as follows:

            Section 7.12 Maximum Leverage Ratio. The Borrower shall not permit the Leverage Ratio to be greater than (a) 4.50 to 1 at the end of any Fiscal Quarter through and including the second Fiscal Quarter of Fiscal Year 2001, (b) 4.25 to 1 at the end of the Third Fiscal Quarter of Fiscal Year 2001, and (c) 4.00 to 1 at the end of any Fiscal Quarter thereafter.

        (g) Section 7.13 of the Credit Agreement is hereby amended to read as follows:

            Section 7.13 Minimum Fixed Charge Coverage Ratio. The Borrower shall not permit the Fixed Charge Coverage Ratio to be less than (a)
        1.10 to 1 at the end of any Fiscal Quarter through and including the third Fiscal Quarter of Fiscal Year 2001, (b) 1.15 to 1 at the end of any Fiscal Quarter from and including the fourth Fiscal Quarter of Fiscal Year 2001 through and including the third Fiscal Quarter of Fiscal Year 2002, (c) 1.25 to 1 at the end of any Fiscal Quarter from and including the fourth Fiscal Quarter of Fiscal Year 2002 through and including the first Fiscal Quarter of Fiscal Year 2005 and (d) 1.05 to 1 at the end of any Fiscal Quarter thereafter.

        (h) The Compliance Certificate is hereby amended to be in the form of Exhibit E attached hereto.

        2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments provided in the foregoing Section 1:

        (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as if made on and as of such date;

        (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;






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

        (c) the Borrower has full power and authority to execute, deliver and perform this Second Amendment, and the Credit Agreement, as amended by this Second Amendment, the execution, delivery and performance of this Second Amendment, and the Credit Agreement as amended by this Second Amendment, have been duly authorized by all corporate action of the Borrower, and this Second Amendment, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

        (d) neither the execution, delivery and performance of this Second Amendment, or the Credit Agreement, as amended by this Second Amendment, nor the consummation of any transactions herein or therein, will contravene or conflict with any Law to which the Borrower is subject or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

        (e) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other Person, including the Board of Directors of the Borrower, is required for the (i) execution, delivery or performance by the Borrower of this Second amendment, and the Credit Agreement, as amended by this Second Amendment, or (ii) acknowledgment of this Second Amendment by any Guarantor.

        3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall be effective as of December 20, 2000, subject to the following:

        (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Determining Lenders;

        (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;

        (c) the Administrative Agent shall have received certified resolutions of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Second Amendment, and (ii) the performance of the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents; and

        (d) the Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent, such other documents, certificates and instruments as Lender shall require.

        4. AMENDMENT FEE. The Borrower covenants and agrees to pay an amendment fee to the Lenders which execute and deliver this Second Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, December 19, 2000, in an amount equal to the product of (a) 0.25% multiplied by
(b)(i) with respect to each Lender having a portion of the





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

Revolving Credit Commitment, an amount equal to such Lender's portion of the Revolving Credit Commitment and (ii) with respect to each Lender which is owed Facility A Term Loan Advances or Facility B Term Loan Advances, the aggregate principal amount of Facility A Term Loan Advances and Facility B Term Loan Advances owed to such Lender. Such amendment fee shall be paid in immediately available funds and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than one Business Day after the date on which this Second Amendment becomes effective. The Borrower agrees that the failure to pay the amendment fee provided in this Section 4 shall be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.

        5. GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor (i) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment, any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.

        6.  REFERENCE TO THE CREDIT AGREEMENT.

        (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

        (b) The Credit Agreement, as amended by this Second Amendment, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        7. COSTS, EXPENSES AND TAXES. The Borrower shall be obligated to pay the costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder.

        8. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when takes together shall constitute but one and the same instrument.

        9. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Texas (without giving effect to conflict of laws) and the United States of America, and shall be binding upon the Borrower and each Lender and their respective successors and assigns.

        10. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.




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

        11. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.




================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

        IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.



                                            CLUBCORP, INC.



                                            By: /s/ JOHN M. MASSEY III
                                               -------------------------------
                                               Name: John M. Massey III
                                                    --------------------------
                                               Title  Treasurer
                                                      ------------------------

                                 BANK OF AMERICA, N.A., as Administrative
                                 Agent, Swing Line Bank, Issuing Bank, and as a Lender



                                 By: /s/ DAN M. KILLIAN
                                     ----------------------------------------
                                     Name: Dan M. Killian
                                           ----------------------------------
                                     Title Managing Director
                                           ----------------------------------

                                    BANK ONE, TEXAS, N.A.




                                    By: /s/ THOMAS R. FREAS
                                        ----------------------------------------
                                        Name: Thomas R. Freas
                                              ----------------------------------
                                        Title Managing Director
                                              ----------------------------------

                                    WELLS FARGO BANK TEXAS, N.A., successor
                                    to WELLS FARGO BANK (TEXAS), N.A.



                                    By: /s/ ZACH JOHNSON
                                        ----------------------------------------
                                        Name: Zach Johnson
                                              ----------------------------------
                                        Title Vice President
                                              ----------------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH, as
                                    Managing Agent and as a Lender



                                    By: /s/ ATTILA KOC
                                        ----------------------------------------
                                        Name: Attila Koc
                                              ----------------------------------
                                        Title Senior Vice President
                                              ----------------------------------

                                    FIRST UNION NATIONAL BANK, as Managing
                                    Agent and as a Lender




                                    By: /s/ WILLIAM R. GOLEY
                                        ----------------------------------------
                                        William R. Goley
                                        Vice President

                                    GUARANTY FEDERAL BANK, F.S.B., as Co-
                                    Agent and as a Lender



                                    By: /s/ ROBERT S. HAYES
                                        ----------------------------------------
                                        Name: Robert S. Hayes
                                              ----------------------------------
                                        Title Senior Vice President
                                              ----------------------------------

                                    BRANCH BANKING AND TRUST COMPANY,
                                    as Co-Agent and as a Lender



                                    By: /s/ CORY BOYTE
                                        ----------------------------------------
                                        Name:  Cory Boyte
                                              ----------------------------------
                                        Title  Vice President
                                              ----------------------------------

                                    COMERICA BANK, as a Co-Agent and as a
                                    Lender



                                    By: /s/ CAROL S. GERAGHTY
                                        ----------------------------------------
                                        Name: Carol S. Geraghty
                                              ----------------------------------
                                        Title Vice President
                                              ----------------------------------

                                    SOUTHTRUST BANK, an Alabama banking
                                    corporation, as a Co-Agent and as a Lender



                                    By:  /s/ AMY LEE COLE
                                        ----------------------------------------
                                        Name:  Amy Lee Cole
                                              ----------------------------------
                                        Title  Vice President
                                              ----------------------------------

                                    FIRSTAR BANK, N.A.



                                    By:  /s/ GREGORY L. DRYDEN
                                       -----------------------------------------
                                        Gregory L. Dryden
                                        Vice President

                                    COMPASS BANK




                                    By:  /s/ R. BRUCE FREY
                                        ----------------------------------------
                                        Name:  R. Bruce Frey
                                              ----------------------------------
                                        Title  Vice President
                                              ----------------------------------

                            AMSOUTH BANK, successor in interest by merger to Deposit Guaranty National Bank



                            By:  /s/ MARK D. EVANS
                                ----------------------------------------
                                 Name:  Mark D. Evans
                                       ----------------------------------
                                 Title  Senior Vice President
                                       ----------------------------------

                                    MELLON BANK, N.A.




                                    By:   /s/ CHARLES H. STAUB
                                        ----------------------------------------
                                        Name:   Charles H. Staub
                                              ----------------------------------
                                        Title   Senior Vice President
                                              ----------------------------------

                                    BANK OF TEXAS, N.A.




                                    By: /s/ DAVID BROUSSARD, JR.
                                        ----------------------------------------
                                        Name: David Broussard, Jr.
                                              ----------------------------------
                                        Title Sr. Vice President
                                              ----------------------------------

                                    HIBERNIA NATIONAL BANK




                                    By: /s/ MATTHEW H. BREAUX
                                       -----------------------------------------
                                        Matthew H. Breaux
                                        Portfolio Manager

                                    TEXTRON FINANCIAL CORPORATION



                                    By: /s/ RAMON J. MUNOZ
                                        ----------------------------------------
                                        Name: Ramon J. Munoz
                                              ----------------------------------
                                        Title Division President
                                              ----------------------------------

                                    DEBIS FINANCIAL SERVICES, INC.



                                    By: /s/ RAYMOND M. MCGOWAN
                                        ----------------------------------------
                                        Name: Raymond M. McGowan
                                              ----------------------------------
                                        Title Group Leader Portfolio Management
                                              ----------------------------------

                                    BANKAUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.



                                    By: /s/ Francisco Ossino
                                        ----------------------------------------
                                        Name: Francisco Ossino
                                              ----------------------------------
                                        Title Vice President
                                              ----------------------------------





                                    By: /s/ David M. Harnisch
                                        ----------------------------------------
                                        Name: David M. Harnisch
                                              ----------------------------------
                                        Title Senior Vice President
                                              ----------------------------------

                                    FLOATING RATE PORTFOLIO

                                    By:  INVESCO Senior Secured Management, Inc.
                                         as attorney in fact



                                    By: /s/ Gregory Stoeckle
                                        ----------------------------------------
                                        Name: Gregory Stoeckle
                                              ----------------------------------
                                        Title Authorized Signatory
                                              ----------------------------------

                                    AERIES FINANCE-II LTD.

                                    By:  INVESCO Senior Secured Management Inc.
                                         as Sub-Managing Agent



                                    By: /s/ Gregory Stoeckle
                                        ----------------------------------------
                                        Name: Gregory Stoeckle
                                              ----------------------------------
                                        Title Authorized Signatory
                                              ----------------------------------

                                    METROPOLITAN LIFE INSURANCE COMPANY



                                    By:   /s/ JAMES R. DINGLE
                                        ----------------------------------------
                                        Name:  James R. Dingle
                                              ----------------------------------
                                        Title  Director
                                              ----------------------------------

                                    PPM SPYGLASS FUNDING TRUST




                                    By:  /s/ ANN E. MORRIS
                                        ----------------------------------------
                                        Name:  Ann E. Morris
                                              ----------------------------------
                                        Title   Authorized Agent
                                              ----------------------------------

                                    ELT, LTD.




                                    By:  /s/ ANN E. MORRIS
                                        ----------------------------------------
                                        Name:  Ann E. Morris
                                              ----------------------------------
                                        Title  Authorized Agent
                                              ----------------------------------

                                    HELLER FINANCIAL, INC.




                                    By:    /s/ SCOTT ZIEMKE
                                        ----------------------------------------
                                        Name:  Scott Ziemke
                                              ----------------------------------
                                        Title  Vice President
                                              ----------------------------------

                                    OCTAGON INVESTMENT PARTNERS III, LTD.

                                    By:  Octagon Credit Investors, LLC
                                         as Sub-Investment Manager



                                    By:    /s/ MICHAEL B. NECHAMKIN
                                        ----------------------------------------
                                        Name:  Michael B. Nechamkin
                                              ----------------------------------
                                        Title  Portfolio Manager
                                              ----------------------------------

                                    OCTAGON INVESTMENT PARTNERS II, LLC

                                    By: Octagon Credit Investors, LLC
                                        as Sub-Investment Manager




                                    By: /s/ MICHAEL B. NECHAMKIN
                                        ----------------------------------------
                                        Name: Michael B. Nechamkin
                                              ----------------------------------
                                        Title Portfolio Manager
                                              ----------------------------------

                              MONUMENT CAPITAL LTD.

                              By:  Alliance Capital Management L.P., as
                                   Investment Manager

                              By: Alliance Capital Management Corporation, as General Partner



                              By: /s/ ROBERT BAYER
                                  ----------------------------------------
                                  Name: Robert Bayer
                                        ----------------------------------
                                  Title Vice President
                                        ----------------------------------

                                    BALANCED HIGH-YIELD FUND II LTD.

                                    By: BHF (USA) Capital Corporation, Acting as
                                         Attorney-In-Fact


                                    By: /s/ CHRISTOPHER J. RUZZI
                                        ----------------------------------------
                                        Name: Christopher J. Ruzzi
                                              ----------------------------------
                                        Title Vice President
                                              ----------------------------------


                                    By: /s/ NINA ZHOU
                                        ----------------------------------------
                                        Name: Nina Zhou
                                              ----------------------------------
                                        Title Associate
                                              ----------------------------------

                                    CYPRESSTREE SENIOR FLOATING RATE FUND

                                    By:  CypressTree Investment Management
                                         Company, Inc. as Portfolio Manager




                                    By: /s/ JEFFREY W. HEUER
                                        ----------------------------------------
                                        Name: Jeffrey W. Heuer
                                              ----------------------------------
                                        Title Principal
                                              ----------------------------------

                                      NORTH AMERICAN SENIOR FLOATING RATE
                                      FUND

                                      By:  CypressTree Investment Management
                                           Company, Inc. as Portfolio Manager



                                    By: /s/ JEFFREY W. HEUER
                                        ----------------------------------------
                                        Name: Jeffrey W. Heuer
                                              ----------------------------------
                                        Title Principal
                                              ----------------------------------

                                    BLACK DIAMOND INTERNATIONAL
                                    FUNDING, LTD.




                                    By: /s/ DAVID DYER
                                        ----------------------------------------
                                        Name: David Dyer
                                              ----------------------------------
                                        Title Director
                                              ----------------------------------

                                    GALAXY CLO 1999-1, LTD.

                                    By:  SAI Investment Adviser, Inc., its
                                         Collateral Manager



                                    By:   /s/  CHRISTOPHER F. OCHS
                                        ----------------------------------------
                                        Name:  Christopher F. Ochs
                                              ----------------------------------
                                        Title  Authorized Agent
                                              ----------------------------------

                                    ELC (CAYMAN) LTD. 1999-II




                                    By:   /s/  JOHN W. STELWAGER
                                        ----------------------------------------
                                        Name:  John W. Stelwager
                                              ----------------------------------
                                        Title  Director
                                              ----------------------------------

                                    AVALON CAPITAL LTD.

                                    By: INVESCO Senior Secured Management, Inc.
                                        as Portfolio Advisor




                                    By:    /s/  GREGORY STOECKLE
                                        ----------------------------------------
                                        Name:   Gregory Stoeckle
                                              ----------------------------------
                                        Title   Authorized Signatory
                                              ----------------------------------

                                    OSPREY INVESTMENTS PORTFOLIO

                                    By:   CITIBANK, N.A., as Manager





                                    By: /s/ Daniel Slotkin
                                        ----------------------------------------
                                        Name: Daniel Slotkin
                                              ----------------------------------
                                        Title Vice President
                                              ----------------------------------

                                    CAPTIVA FINANCE LTD.




                                    By: /s/ David Dyer
                                        ----------------------------------------
                                        Name: David Dyer
                                              ----------------------------------
                                        Title Director
                                              ----------------------------------

                                    APEX (IDM) CDO I, LTD.




                                    By: /s/ John W. Stelwager
                                        ----------------------------------------
                                        Name: John W. Stelwager
                                              ----------------------------------
                                        Title Director
                                              ----------------------------------

                                    BLACK DIAMOND CLO 2000-1 LTD.




                                    By: /s/ DAVID DYER
                                        ----------------------------------------
                                        Name: David Dyer
                                              ----------------------------------
                                        Title Director
                                              ----------------------------------

                                    BLACK DIAMOND CLO 1998-1 LTD.





                                    By: /s/ JOHN H. CULLIDAN
                                        ----------------------------------------
                                        Name: John H. Cullidan
                                              ----------------------------------
                                        Title Director
                                              ----------------------------------